UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 14, 2007

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 440

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 14, 2007, the Compensation Committee of the Board of Directors of Precision Castparts Corp. (the “Company”) made the annual stock option award grant for 2007 to certain employees of the Company, including all of the Company’s executive officers, at an exercise price of $140.74 per share, which was the closing market price of the Company’s common stock on the date of grant. Except for the stock option award to William D. Larsson, the terms of the awards were consistent with the terms of the Company’s previously disclosed stock option award agreements, including vesting in equal annual installments over a four-year period contingent upon the recipient’s continued employment with the Company. Mr. Larsson is the Senior Vice President and Chief Financial Officer of the Company, and his award agreement covers an option to purchase 34,000 shares. Mr. Larsson’s award agreement specifies that if his employment terminates on or after December 31, 2008, (a) any unexercisable portion of the option covered by the award will become exercisable in full and (b) the option covered by the award will remain exercisable for its full ten-year term. The form of Nonstatutory Stock Option Agreement granted to Mr. Larsson is attached hereto as Exhibit 10.1.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 14, 2007, the Company’s Board of Directors approved an amendment to the Company’s Bylaws to expressly allow for uncertificated shares of the Company’s stock. The amendment is reflected in the Bylaws of the Company filed as Exhibit 3.2 hereto.

ITEM 8.01.	OTHER EVENTS

On November 14, 2007, the Company’s Board of Directors approved technical amendments to the Company’s 1994 Stock Incentive Plan and 1999 Non-Qualified Stock Option Plan. The purpose of the amendments was to conform the language in the Company’s various stock option plans regarding vesting of stock options during certain types of approved leaves of absence. The amendments are reflected in the 1994 Stock Incentive Plan and 1999 Non-Qualified Stock Option Plan filed as Exhibits 10.2 and 10.3 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.2	Bylaws of Precision Castparts Corp. (amended November 14, 2007).

10.1	Form of Nonstatutory Stock Option Agreement for William D. Larsson.

10.2	Precision Castparts Corp. 1994 Stock Incentive Plan, as amended.

10.3	Precision Castparts Corp. 1999 Non-Qualified Stock Option Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: November 19, 2007	By:	/s/ William D. Larsson
	Name:	William D. Larsson
	Title:	Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Bylaws of Precision Castparts Corp. (amended November 14, 2007).

Exhibit 10.1	Form of Nonstatutory Stock Option Agreement for William D. Larsson.

Exhibit 10.2	Precision Castparts Corp. 1994 Stock Incentive Plan, as amended.

Exhibit 10.3	Precision Castparts Corp. 1999 Non-Qualified Stock Option Plan, as amended.